SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 10, 2007

                           U.S. HELICOPTER CORPORATION
               (Exact Name of Registrant as Specified in Charter)

     Delaware                          001-32580                  27-0096927
-------------------------------        -------------         ------------------
(State or Other Jurisdiction of        (Commission              (IRS Employer
Incorporation or Organization)         File Number)          Identification No.)

     6 East River Piers, Suite 216,
Downtown Manhattan Heliport, New York, NY                         10004
-----------------------------------------                       ----------
(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (212) 248-2002
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of us under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            SECTION 8 - OTHER EVENTS

ITEM 8.01. OTHER EVENTS

(A) RELATIONSHIP WITH DELTA AIRLINES

      On May 10, 2007, Delta Airlines and U.S. Helicopter Corporation (the "Company", "USH" "we" or "us") issued the following press release announcing the Company's relationship with Delta Airlines:

      "Customers traveling to or from Delta's (NYSE: DAL) hub at New York's John
F. Kennedy International Airport now can enjoy the only eight-minute(1) airport shuttle, through the new partnership between Delta and US Helicopter Corporation. Beginning May 14(2), Delta customers will have exclusive access to frequent helicopter service that operates between two New York City heliports and Gate 11 at JFK Terminal 3.

      'More than anywhere else, in New York time matters,' said Jim Whitehurst, Delta's chief operating officer. 'Our enhancements for customers at JFK continue and US Helicopter's airport shuttle service is another way we're making travel easier.'

      Delta's on-the-go travelers will enjoy unrivaled benefits from US Helicopter service including:

      o Eight-minute travel time between New York City Heliports in Midtown and Downtown Manhattan and JFK;

      o Federally regulated TSA security clearance at NYC Heliports before arriving at JFK for departing flights;

      o Convenient check-in and boarding passes to final destinations (for both domestic and international travelers departing from and arriving in Manhattan); and

      o Baggage check to final destination (for both passengers traveling to and from Manhattan).

      'Delta is entering a new era with tremendous momentum,' said Jerry Murphy, chief executive officer and president of US Helicopter. "We are excited about our new partnership and being in a position to support them by offering business travelers unparalleled service during their airport commute.'

      US Helicopter will operate 27 daily flights, Monday through Friday, between the Downtown Manhattan Heliport, near Wall Street, the Atlantic Metroport at East 34th Street in Midtown Manhattan and Delta's Terminal 3, Gate 11 at JFK. Additional service is offered between Manhattan and Bridgeport, Conn. The ticket prices for US Helicopter begin at $159 one way, plus additional taxes and fees and may be purchased at Delta Reservations (800) 221-1212, via www.flyush.com or by calling (877) 262-7676. Customers can book via delta.com beginning May 31, 2007. See below for details.

===============================================================    ===============================================================
JFK AIRPORT - DOWNTOWN MANHATTAN HELIPORT (JRB)                    DOWNTOWN MANHATTAN HELIPORT (JRB) - JFK AIRPORT
===============================================================    ===============================================================
Flight                Depart     Arrive    Depart     Arrive       Flight        Depart       Arrive      Depart       Arrive
---------------------------------------------------------------    ---------------------------------------------------------------
UH102                 JFK        JRB       7:45       7:55         UH101         JRB          JFK         7:30         7:40
---------------------------------------------------------------    ---------------------------------------------------------------
UH104                 JFK        JRB       8:15       8:25         UH103         JRB          JFK         8:00         8:10
---------------------------------------------------------------    ---------------------------------------------------------------
UH106                 JFK        JRB       9:30       9:40         UH107         JRB          JFK         8:30         8:40
---------------------------------------------------------------    ---------------------------------------------------------------
UH114                 JFK        JRB       13:45      13:55        UH109         JRB          JFK         11:00        11:10
---------------------------------------------------------------    ---------------------------------------------------------------
UH116                 JFK        JRB       14:45      14:55        UH115         JRB          JFK         14:00        14:10
---------------------------------------------------------------    ---------------------------------------------------------------
UH118                 JFK        JRB       15:45      15:55        UH117         JRB          JFK         15:00        15:10
---------------------------------------------------------------    ---------------------------------------------------------------
UH120                 JFK        JRB       16:45      16:55        UH119         JRB          JFK         16:00        16:10
---------------------------------------------------------------    ---------------------------------------------------------------
UH122                 JFK        JRB       17:45      17:55        UH121         JRB          JFK         17:00        17:10
---------------------------------------------------------------    ---------------------------------------------------------------
                                                                   UH123         JRB          JFK         18:00        18:10

===============================================================    ===============================================================
KENNEDY AIRPORT - EAST 34TH ST. HELIPORT (TSS)                     EAST 34TH ST. HELIPORT (TSS) - KENNEDY AIRPORT
===============================================================    ===============================================================
Flight                Depart     Arrive    Depart     Arrive       Flight        Depart       Arrive      Depart       Arrive
---------------------------------------------------------------    ---------------------------------------------------------------
UH200                 JFK        TSS       13:15      13:25        UH201         TSS          JFK         13:30        13:40
---------------------------------------------------------------    ---------------------------------------------------------------
UH202                 JFK        TSS       15:15      15:25        UH203         TSS          JFK         15:30        15:40
---------------------------------------------------------------    ---------------------------------------------------------------
UH204                 JFK        TSS       17:15      17:25        UH205         TSS          JFK         17:30        17:40
---------------------------------------------------------------    ---------------------------------------------------------------
UH206                 JFK        TSS       18:30      18:40        UH207         TSS          JFK         18:45        18:55
---------------------------------------------------------------    ---------------------------------------------------------------
UH208                 JFK        TSS       19:25      19:35        UH209         TSS          JFK         19:40        19:50

===============================================================    ===============================================================
BRIDGEPORT,CT (BDR) - KENNEDY AIRPORT - VIA (JRB)                  KENNEDY AIRPORT - BRIDGEPORT,CT
===============================================================    ===============================================================
Flight                Depart     Arrive    Depart     Arrive       Flight        Depart       Arrive      Depart       Arrive
---------------------------------------------------------------    ---------------------------------------------------------------
UH100/UH101           BDR        JFK       7:00       7:40         UH209         JFK          BDR         19:52        20:12
---------------------------------------------------------------    ---------------------------------------------------------------

NEW SERVICE COMPLEMENTS DELTA'S ONGOING ENHANCEMENTS AT JFK

      Offering customers quick access to and from JFK via the US Helicopter Airport Shuttle Service is one of many new enhancements Delta is making at its JFK hub as part of a multi-million dollar investment in the overall travel experience.

      Delta's elites - including international BusinessElite(R), domestic First Class, Medallion-level SkyMiles(R) and SkyTeam(R) Elite Plus customers - now enjoy a dedicated check in area in Terminal 2. Customers using this facility can check in seamlessly through either convenient self-service kiosks or with a helpful Delta representative and proceed directly to the security checkpoints. Once through security, BusinessElite customers have immediate access to the BusinessElite lounge.

      In March, Delta opened Hudson News, Discovery Channel Store, Life is Good, Kidsworks and CNN Newsstand. Customers awaiting their international or domestic flights can now browse through hundreds of square footage of new retail space. Soon, Delta will officially open new food and beverage establishments. The new options will include popular menu items that travelers recognize, as well as exclusive items created just for Delta customers.

ABOUT DELTA

      Delta offers customers more flights to more destinations from New York City's two preferred airports combined -- John F. Kennedy International and New York-LaGuardia -- than any other airline. At LaGuardia, Delta operates the city's leading Shuttle product to Boston and Washington, D.C., in addition to nonstop Delta and Delta Connection carrier service to 26 other destinations. At New York-JFK, Delta operates a major international and domestic hub with 183 peak-day departures to 75 worldwide destinations, including nonstop service to 31 international destinations.

      Delta Air Lines (NYSE: DAL) offers customers service to more destinations than any global airline with Delta and Delta Connection carrier service to 311 destinations in 52 countries. With more than 60 new international routes added in the last year, Delta is adding international flights at a faster rate than any other major U.S. airline and is a leader across the Atlantic with flights to 32 trans-Atlantic destinations. To Latin America and the Caribbean, Delta offers more than 600 weekly flights to 58 destinations. Delta's marketing alliances also allow customers to earn and redeem SkyMiles on nearly 15,000 flights offered by SkyTeam and other partners. Delta is a founding member of SkyTeam, a global airline alliance that provides customers with extensive worldwide destinations, flights and services. Including its SkyTeam and worldwide codeshare partners, Delta offers flights to 462 worldwide destinations in 98 countries. Customers can check in for flights, print boarding passes and check flight status at delta.com.

ABOUT US HELICOPTER

      US Helicopter (OTC Bulletin Board: USHP) is the first scheduled airline helicopter service between Manhattan, JFK and Newark Airports in more than two decades. Presently, US Helicopter operates 325 weekly flights to/from the Downtown Manhattan Heliport, Atlantic Metroport at East 34th Street, JFK International Airport and Newark Liberty International Airport, as well as service to/from Downtown Manhattan Heliport and Bridgeport Sikorsky Memorial Airport serving Fairfield and New Haven counties.

      Founded in 2003, US Helicopter provides scheduled, reliable, fast and affordable helicopter transportation designed to meet the needs of time-sensitive business travelers. All flights utilize state-of-the-art Sikorsky S-76 helicopters configured for eight passengers and staffed with two pilots. US Helicopter Scheduled Airline Service is designed for business travelers... 'because you're too important to wait.'

(1) AVERAGE ACTUAL FLIGHT TIME IS EIGHT MINUTES OR LESS.
(2) PENDING PORT AUTHORITY OF NEW YORK AND NEW JERSEY APPROVAL.

The USH non-refundable fare shown includes Federal Tax of 7.5%. The following fees are not included: Federal segment fees of up to $6.60, September 11th security fee of up to $5.00 and passenger facility charges of up to $4.50. Bookings by phone from USH will be charged an additional cost of $20.00. $50.00 change fee applies to all changes. Seats are limited. The U.S. State Department's new visa and passport requirements for international travel have recently. Review requirements for international travel at delta.com.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS:

The foregoing contains "forward-looking statements", which are based on management's beliefs, as well as on a number of assumptions concerning future events and information currently available to management. Readers are cautioned not to put undue reliance on such forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors, many of which are outside US Helicopter's control that could cause actual results to differ materially from such statements. For a more detailed description of the factors that could cause such a difference, please see US Helicopter's filings with the Securities and Exchange Commission. US Helicopter disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise."

                                       ###

(B) AGREEMENT WITH SABRE TRAVEL NETWORK

      On May 10, 2007, we issued the following press release announcing our agreement with Sabre Travel Network:

      "US Helicopter Corporation ('US Helicopter') has signed a multi-year agreement with Sabre Travel Network ('Sabre') making US Helicopter published fares and inventory available for all subscribers of Sabre global distribution system (GDS), including online and offline travel agencies.

      This agreement, partnering US Helicopter and Sabre, facilitates a seamless travel experience from booking through to traveling to the heliports in New York City, a prime corporate travel destination also known for significant commuter traffic congestion. Sabre Travel Network, the world's largest and most rewarding marketplace for buying and selling travel, will provide US Helicopter and their partner airlines - Delta Air Lines at JFK International Airport and Continental Airlines at Newark Liberty International Airport - with Interline Electronic Ticketing capabilities, allowing for US Helicopter's eight-minute airport shuttle service to be seamlessly booked through the Sabre system in conjunction with air travel arrangements.

      'We see this as a great benefit to high-end leisure travelers and especially to corporate travelers, the corporations they work for, and the agencies that manage their travel arrangements,' said Hugh Jones, chief operating officer of Sabre Travel Network. 'For the corporate traveler, it means saving time when the overall day of travel has typically gotten a bit longer due to increased security requirements. For the corporation, it means integrated traveler policies even in the case of VIP travel, and for the agencies, it provides additional customer service and a streamlined process for providing this service.'

      US Helicopter's 'eight-minute airport shuttle' service offers business travelers an affordable and hassle-free airport commute between two New York City Heliports, John F. Kennedy International Airport and Newark Liberty International Airport. The company also services Connecticut commuters with operations to/from New York City and Bridgeport Sikorsky Memorial Airport.

      'Partnering with Sabre now enables US Helicopter to be as convenient for their vast network of travel professionals as it is for the passengers themselves,' comments Jerry Murphy, Chief Executive Officer and President of US Helicopter.

      As part of US Helicopter's convenient service, travelers check-in at the heliport, receive boarding passes and check-through luggage to their final destination when traveling on a partner carrier. All customers will also clear TSA security screening at the heliport and board their US Helicopter 'eight minute airport shuttle' flight, arriving at the airport on the secure side where they go directly to their outbound flight when traveling with a partner airline. Travelers now have a clear alternative, avoiding the stress and aggravation of ground transportation to/from the airport as well as long lines and delays at the airport.

      This new addition to traveler content reaffirms the Sabre GDS as providing the largest access to content in the world and addressing the end to end needs of agencies and their corporate and leisure customers.

                                       ###

ABOUT SABRE TRAVEL NETWORK

      Sabre Travel Network, a Sabre Holdings company, provides access to the world's leading global distribution system (GDS). The Sabre GDS is a ready-built efficient marketplace that connects suppliers, including hundreds of airlines and thousands of hotels, with more than 50,000 travel agency locations. Suppliers get access through one single connection; travel agents get real time access to thousands of travel products from multiple suppliers through one source integrated into their businesses; consumers get access to a global supermarket of the world's greatest travel possibilities.

      Key brands of Sabre Travel Network include GetThere, the leading Web-based corporate travel reservation technology, and Jurni Network, the unique leisure travel agency consortium that enables members to sell more products from preferred travel suppliers using sophisticated market intelligence.

      Sabre Holdings connects people with the world's greatest travel possibilities by retailing travel products and providing distribution and technology solutions for the travel industry. More information about Sabre Holdings is available at http://www.sabre-holdings.com.

ABOUT US HELICOPTER

      US Helicopter (OTC Bulletin Board: USHP) is the first scheduled airline helicopter service between Manhattan, JFK and Newark Airports in more than two decades. Presently, US Helicopter operates 325 weekly flights to/from the Downtown Manhattan Heliport, Atlantic Metroport at East 34th Street, JFK International Airport and Newark Liberty International Airport, as well as service to/from Downtown Manhattan Heliport and Bridgeport Sikorsky Memorial Airport serving Fairfield and New Haven counties.

      Founded in 2003, US Helicopter provides scheduled, reliable, fast and affordable helicopter transportation designed to meet the needs of time-sensitive business travelers. All flights utilize state-of-the-art Sikorsky S-76 helicopters configured for eight passengers and staffed with two pilots. US Helicopter Scheduled Airline Service is designed for business travelers... 'because you're too important to wait.' For more information please visit http://www.flyush.com.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS:

      THE FOREGOING CONTAINS "FORWARD-LOOKING STATEMENTS", WHICH ARE BASED ON MANAGEMENT'S BELIEFS, AS WELL AS ON A NUMBER OF ASSUMPTIONS CONCERNING FUTURE EVENTS AND INFORMATION CURRENTLY AVAILABLE TO MANAGEMENT. READERS ARE CAUTIONED NOT TO PUT UNDUE RELIANCE ON SUCH FORWARD-LOOKING STATEMENTS, WHICH ARE NOT A GUARANTEE OF PERFORMANCE AND ARE SUBJECT TO A NUMBER OF UNCERTAINTIES AND OTHER FACTORS, MANY OF WHICH ARE OUTSIDE US HELICOPTER'S CONTROL THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM SUCH STATEMENTS. FOR A MORE DETAILED DESCRIPTION OF THE FACTORS THAT COULD CAUSE SUCH A DIFFERENCE, PLEASE SEE US HELICOPTER'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. US HELICOPTER DISCLAIMS ANY INTENTION OR OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE."

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 11, 2007

                                       U.S. HELICOPTER CORPORATION
                                       (Registrant)

                                       By: /s/ John G. Murphy
                                           -------------------------------------
                                           John G. Murphy
                                           Chief Executive Officer and President